                                  EXHIBIT 10.3


                                    (PART I)
                       THE GOODYEAR TIRE & RUBBER COMPANY
                             INCENTIVE STOCK OPTION
                                GRANT AGREEMENT
TOM B TIRE
111-11-1111
Key Employee
1 Eagle Drive
Akron, OH 12345

Dear Tom:

The Directors of The Goodyear Tire & Rubber Company (the "Company") desire to encourage and facilitate ownership of the Company's Common Stock by key employees and to provide for additional compensation based on appreciation of the Company's Common Stock, thereby providing incentive to promote continued growth and success of the Company's business. Accordingly, the Goodyear 1989 Performance and Equity Incentive Plan (the "Plan") was adopted effective April 10, 1989. A copy of the Plan is attached. You have been granted Incentive Stock Options for the purchase of Common Stock as follows:

     Incentive Stock Option Grant                       950000
     Stock Option Plan                               1989 Plan
     Date of Grant                                   01/09//96
     Option Price per Share                             $00.00
     Total Number of Shares Granted                        -0-

Your option shares become exercisable as follows:
____on January 4, 1997  25%                 ____on January 4, 1999  75%
____on January 4, 1998  50%                 ____on January 4, 2000  100%


----------------------------------
The Goodyear Tire & Rubber Company
        January 9, 1996

----------------------------------        -------------
        Optionee                              Date


                                    X-10.3-1

ISO Grant Agreement (Cont'd)                           January 9, 1996

1. These Incentive Stock Options for the number of shares of Common Stock of the Company indicated on the preceding page (the "Options") are granted to you under and are governed by the terms and conditions of the Plan and this Grant Agreement. Your execution and return of the enclosed copy of page one of this Grant Agreement acknowledging receipt of the Options granted herewith constitutes your agreement to and acceptance of all terms and conditions of the Plan and this Grant Agreement. You also agree that you have read and understand this Grant Agreement.

2. You may exercise the Options granted pursuant to this Grant Agreement through (1) a cash payment in the amount of the full option exercise price of the shares being purchased (the "cash exercise"), (2) a payment in full shares of the Common Stock of the Company having a market value on the date of exercise equal to the full option exercise price of the shares being purchased (the "share swap exercise"), or (3) a combination of the cash exercise and share swap exercise methods. Any exercise of these Options shall be by written notice to the Company stating the number of shares to be purchased and the exercise method, accompanied with the payment, or proper proof of ownership if the share swap exercise method is used. You shall be required to meet the tax withholding obligations arising from any exercise of these Options in accordance with any procedures and rules adopted by the Compensation Committee of the Board (the "Committee").

3. Certificates for shares purchased will be deliverable to you or your agent, duly accredited to the satisfaction of the Company, at the principal office of the Company in Akron, Ohio, or at such other place acceptable to the Company as may be designated by you.

4. As further consideration for the Options granted to you hereunder, you must remain in the continuous employ of the Company or one or more of its subsidiaries for a period up to the date or dates the Options become exercisable as set forth on page one of this Grant Agreement before you will be entitled to exercise the Options granted. The Options you have been granted shall not in any event be exercisable after your termination of employment except for Retirement, death, or Disability.

5. In the event of your Retirement, death or Disability (as defined in the Plan) during the exercise period on any date which is more than six (6) months after the Date of Grant specified on the first page of the Grant Agreement, the Options shall become immediately exercisable. In the event of your Retirement, the Options shall remain exercisable for the first three months following the date of your Retirement as Incentive Stock Options and an additional 6 years and 9 months as Non-Qualified Stock Options. In the event of your death, the Options may be exercised up to one year after death as described in paragraph 6 below. In the event of your Disability, the Options shall be exercisable by you during the then remaining portion of the aforesaid exercise period.

6. The Options terminate automatically and shall not be exercisable by you from and after the date on which you cease to be an employee of the Company or one of its subsidiaries for any reason other than your death, Retirement or Disability. In the event of your death during the exercise period, the Options may be exercised up to one year after date of death by the person or persons to whom your rights in the Options passed by your will or according to the laws of descent and distribution. Nothing contained herein shall restrict the right of the Company or any of its subsidiaries to terminate your employment at any time, with or without cause.

7. The Incentive Stock Options you have been granted shall not in any event be exercisable after the expiration of ten years from the Date of Grant, specified on the first page of this Grant Agreement, and to the extent not exercised shall terminate at the end of such ten-year period.

8. In the event you Retire or otherwise terminate your employment with the Company or a subsidiary and within 18 months after such termination date you accept employment with a competitor of the Company or a subsidiary, you may forfeit the benefits of the option grantedhereunder. If such a competitive situation occurs, the Committee, in its sole discretion, may require you to return to the Company the economic value of the stock option which you have


                                    X-10.3-2

ISO Grant Agreement (Cont'd)                           January 9, 1996

realized or obtained by your exercise of the option granted hereunder at any time during the period beginning on that date which is six months prior to the date of your termination of employment with the Company. Additionally, if you have retired from the Company, all stock options which are granted to you hereunder and which you have not exercised prior to your competitive engagement shall be automatically cancelled.

9. Each Option granted is not transferable by you otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you.

10. All rights conferred upon you under the provisions of this Grant Agreement are personal and, except under the provisions of paragraph 14 of the Plan, no assignee, transferee or other successor in interest shall acquire any rights or interests whatsoever under this Grant Agreement, which is made exclusively for the benefit of you and the Company.

11. Any notice to you under this agreement shall be sufficient if in writing and if delivered to you or mailed to you at the address on record in the Executive Compensation Department. Any notice to the Company under this agreement shall be sufficient if in writing and if delivered to the Chairman of the Board of the Company or mailed by registered mail directed to the Company for the attention of said officer at 1144 East Market Street, Akron, Ohio 44316-0001. Either you or the Company may, by written notice, change the address. This agreement shall be construed and shall take effect in accordance with the laws of the State of Ohio.

12. Each Option may be exercised only at the times and to the extent, and is subject to all of the terms and conditions, set forth in this Grant Agreement, and in the Plan, including any rule or regulation adopted by the Committee.


                                    X-10.3-3

                                  EXHIBIT 10.3
                                   (PART II)
                       THE GOODYEAR TIRE & RUBBER COMPANY
                           NON-QUALIFIED STOCK OPTION
                             AND GRANT AGREEMENT
TOM B TIRE
111-11-1111
Key Employee
1 Eagle Drive
Akron, OH 12345

The Directors of The Goodyear Tire & Rubber Company (the "Company") desire to encourage and facilitate ownership of the Company's Common Stock by key employees and to provide for additional compensation based on appreciation of the Company's Common Stock, thereby providing incentive to promote continued growth and success of the Company's business. Accordingly, the 1989 Goodyear Performance and Equity Incentive Plan (the "Plan") was adopted effective April 10, 1989. A copy of the Plan is attached. You have been granted Non-Qualified Stock Options for the purchase of Common Stock as follows:

           Stock Option Plan                       1989 Plan
           Non-Qualified Stock Option Grant           960000
           Date of Grant                            01/09/96
           Option Price                               $00.00
           Total Number of Shares Granted                -0-

Your option shares become exercisable as follows:
____on January 9, 1997  25%                 ____on January 9, 1999   75%
____on January 9, 1998  50%                 ____on January 9, 2000   100%


----------------------------------
The Goodyear Tire & Rubber Company
     January 9, 1996


----------------------------------        ---------
       Optionee                              Date


                                    X-10.3-4

ISO Grant Agreement (Cont'd)                           January 9, 1996

1. These Non-Qualified Stock Options for the number of shares of Common Stock of the Company indicated on the preceding page (the "Options") are granted to you under and are governed by the terms and conditions of the Plan and this Grant Agreement. Your execution and return of the enclosed copy of page one of this Grant Agreement acknowledging receipt of the Options granted herewith constitutes your agreement to and acceptance of all terms and conditions of the Plan and this Grant Agreement. You also agree that you have read and understand this Grant Agreement.

2. You may exercise the Options granted pursuant to this Grant Agreement through (1) a cash payment in the amount of the full option exercise price of the shares being purchased (the "cash exercise"), (2) a payment in full shares of the Common Stock of the Company having a market value on the date of exercise equal to the full option exercise price of the shares being purchased (the "share swap exercise"), or (3) a combination of the cash exercise and share swap exercise methods. Any exercise of these Options shall be by written notice to the Company stating the number of shares to be purchased and the exercise method, accompanied with the payment, or proper proof of ownership if the share swap exercise method is used. You shall be required to meet the tax withholding obligations arising from any exercise of these Options in accordance with any procedures and rules adopted by the Compensation Committee of the Board (the "Committee").

3. Certificates for shares purchased will be deliverable to you or your agent, duly accredited to the satisfaction of the Company, at the principal office of the Company in Akron, Ohio, or at such other place acceptable to the Company as may be designated by you.

4. As further consideration for the Options granted to you hereunder, you must remain in the continuous employ of the Company or one or more of its subsidiaries for a period up to the date or dates the Options become exercisable as set forth on page one of this Grant Agreement before you will be entitled to exercise the Options granted. The Options you have been granted shall not in any event be exercisable after your termination of employment except for Retirement, death, or Disability.

5. In the event of your Retirement, death or Disability (as defined in the Plan) during the exercise period on any date which is more than six (6) months after the Date of Grant specified on the first page of the Grant Agreement, the Options shall become immediately exercisable. In the event of your Retirement, the Options shall remain exercisable for seven full years following the date of your Retirement. In the event of your death, the Options may be exercised up to one year after death as described in paragraph 6 below. In the event of your Disability, the Options shall be exercisable by you during the then remaining portion of the aforesaid exercise period.

6. The Options terminate automatically and shall not be exercisable by you from and after the date on which you cease to be an employee of the Company or one of its subsidiaries for any reason other than your death, Retirement or Disability. In the event of your death during the exercise period, the Options may be exercised up to one year after date of death by the person or persons to whom your rights in the Options passed by your will or according to the laws of descent and distribution. Nothing contained herein shall restrict the right of the Company or any of its subsidiaries to terminate your employment at any time, with or without cause.

7. The Non-Qualified Stock Options you have been granted shall not in any event be exercisable after the expiration of ten years from the Date of Grant, specified on the first page of this Grant Agreement, and to the extent not exercised shall terminate at the end of such ten-year period. 8.In the event you Retire or otherwise terminate your employment with the Company or a subsidiary and within 18 months after such termination date you accept employment with a competitor of the Company or a subsidiary, you may forfeit the benefits of the option granted hereunder. If such a competitive situation occurs, the Committee, in its sole discretion, may require you to return to the Company the economic value of the stock option which you have


                                    X-10.3-5

ISO Grant Agreement (Cont'd)                           January 9, 1996

realized or obtained by your exercise of the option granted hereunder at any time during the period beginning on that date which is six months prior to the date of your termination of employment with the Company. Additionally, if you have retired from the Company, all stock options which are granted to you hereunder and which you have not exercised prior to your competitive engagement shall be automatically cancelled.

9. Each Option granted is not transferable by you otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you.

10. All rights conferred upon you under the provisions of this Grant Agreement are personal and, except under the provisions of paragraph 14 of the Plan, no assignee, transferee or other successor in interest shall acquire any rights or interests whatsoever under this Grant Agreement, which is made exclusively for the benefit of you and the Company.

11. Any notice to you under this agreement shall be sufficient if in writing and if delivered to you or mailed to you at the address on record in the Executive Compensation Department. Any notice to the Company under this agreement shall be sufficient if in writing and if delivered to the Chairman of the Board of the Company or mailed by registered mail directed to the Company for the attention of said officer at 1144 East Market Street, Akron, Ohio 44316-0001. Either you or the Company may, by written notice, change the address. This agreement shall be construed and shall take effect in accordance with the laws of the State of Ohio.

12. Each Option may be exercised only at the times and to the extent, and is subject to all of the terms and conditions, set forth in this Grant Agreement, and in the Plan, including any rule or regulation adopted by the Committee.


                                    X-10.3-6

                                  EXHIBIT 10.3
                                  (PART III)
                      THE GOODYEAR TIRE & RUBBER COMPANY
         NON-QUALIFIED STOCK OPTION/TANDEM STOCK APPRECIATION RIGHTS
                               GRANT AGREEMENT
TOM TIRE
000-00-0000
Key Employee
1 Eagle Drive
Akron, OH 12345

The Directors of The Goodyear Tire & Rubber Company (the "Company") desire to encourage and facilitate ownership of the Company's Common Stock by key employees and to provide for additional compensation based on appreciation of the Company's Common Stock, thereby providing incentive to promote continued growth and success of the Company's business. Accordingly, the 1989 Goodyear Performance and Equity Incentive Plan (the "Plan") was adopted effective April 10, 1989. A copy of the Plan is attached. You have been granted Non-Qualified Stock Options for the purchase of Goodyear Common Stock and tandem Stock Appreciation Rights as follows:

           Stock Option Plan                       1989 Plan
           Non-Qualified Stock Option Grant           960000
           Date of Grant                            01/09/96
           Option Price                               $00.00
           Total Number of Shares Granted                -0-

The Company shall determine whether or not you may exercise the Stock Option or the SARs at the time you notify the Company of your intent to exercise all or part of this grant. Your option shares become exercisable as follows:

____on January 9, 1997  25%                 ____on January 9, 1999   75%
____on January 9, 1998  50%                 ____on January 9, 2000   100%


----------------------------------
The Goodyear Tire & Rubber Company
     January 9, 1996


----------------------------------        ---------
       Optionee                              Date


                                    X-10.3-7

ISO Grant Agreement (Cont'd)                           January 9, 1996

1. These Non-Qualified Stock Options for the number of shares of Common Stock of the Company indicated on the preceding page (the "Options") and the Stock Appreciation Rights granted in tandem with the Options (the "SARs") are granted to you under and are governed by the terms and conditions of the Plan and this Grant Agreement. Your execution and return of the enclosed copy of this Grant Agreement acknowledging receipt of Options and SARs granted herewith constitutes your agreement to and acceptance of all terms and conditions of the Plan and this Grant Agreement, including a recognition of the Company's right to specify whether or not you may exercise either the stock options or the SARs at the time you notify the Company of your intent to exercise. You also agree that you have read and understand this Grant Agreement.

2. If the Company approves the exercise of a stock option, each exercise of the Options granted pursuant to this Grant Agreement shall be by written notice to the Company stating the number of shares of the Common Stock of the Company being purchased, together with a cash payment in the amount of the full option exercise price of such shares or payment in full shares of the Common Stock of the Company having a market value on the date of exercise equal to the full purchase price of the shares being purchased. Withholding tax obligations shall be satisfied upon any Option exercise.

3. If the Company approves the exercise of the SARs, written notice must be given to the Company stating the number of shares in the Options in respect of which the SARs are being exercised. In due course, you will receive payment in cash in an amount equal to the difference between the Fair Market Value (as defined in the Plan) of one share of the Common Stock of the Company on the date of exercise of the SARs and the Option Exercise Price per Share specified in respect of the Options times the number of shares in respect of which the SARs shall have been exercised. Such payment shall also be subject to reduction for withholding taxes.

4. Certificates for shares purchased will be deliverable to you or your agent, duly accredited to the satisfaction of the Company, at the principal office of the Company in Akron, Ohio, or at such other place acceptable to the Company as may be designated by you.

5. Your purchase of shares of Common Stock of the Company pursuant to the Options shall automatically reduce by a like number the shares subject to the SARs and, conversely, your exercise of any SARs shall automatically reduce by a like number the shares of the Common Stock available for purchase by you under the Options.

6. The Options and SARs you have been granted shall not in any event be exercis-able after the expiration of ten years from the Date of Grant specified on the first page of this Grant Agreement and, to the extent not exercised, shall terminate at the end of such ten-year period.

7. Each Option and SAR are not transferable by you otherwise than by will or the laws of descent and distribution, and are exercisable during your lifetime only by you.

8. All rights conferred upon you under the provisions of this Grant Agreement are personal and, except under the provisions of paragraph 14 of the Plan, no assignee, transferee or other successor in interest shall acquire any rights or interests whatsoever under this Grant Agreement, which is made exclusively for the benefit of you and the Company.

9. As further consideration for the Options and SARs granted to you hereunder, you must remain in the continuous employ of the Company or one or more of its subsidiaries for a period up to the date or dates they become exercisable as set forth on page one of this Grant Agreement before you will be entitled to exercise the Options granted.

10. In the event of your death, Retirement (as defined in the Plan) or Disability (as defined in the Plan) during the ten-year exercise period on any date which is more than six (6) months after the Date of Grant specified on the first page of this Grant Agreement, the Options and SARs shall become immediately exercisable and, except as provided below in the event of your death, shall be exercisable by you for seven (7) full years following the date of your Retirement


                                    X-10.3-8

ISO Grant Agreement (Cont'd)                           January 9, 1996

or Disability. In the event of your death during the ten-year exercise period, the Options and SARs may be exercised up to one year after date of death by the person or persons to whom your rights in the options passed by your will or according to the laws of descent and distribution. The Options and SARs terminate automatically and shall not be exercisable by you from and after the date on which you cease to be an employee of the Company or one of its subsidiaries for any reason other than your death, Retirement or Disability. Nothing contained herein shall restrict the right of the Company or any of its subsidiaries to terminate your employment at any time, with or without cause.

11. In the event you Retire or otherwise terminate your employment with the Company or a subsidiary and within 18 months after such termination date you accept employment with a competitor of the Company or a subsidiary, you may forfeit the benefits of the option or stock appreciation right granted hereunder. If such a competitive situation occurs, the Committee, in its sole discretion, may require you to return to the Company the economic value of the stock option or stock appreciation right which you have realized or obtained by your exercise of the option or stock appreciation right granted hereunder at any time during the period beginning on that date which is six months prior to the date of your termination of employment with the Company. Additionally, if you have retired from the Company, all stock options or stock appreciation rights which are granted to you hereunder and which you have not exercised prior to your competitive engagement shall be automatically cancelled.

12. In agreeing to acceptance of this grant, you clearly acknowledge that The Goodyear Tire & Rubber Company assumes no responsibility for any regulatory or tax consequences that arise from either the grant or exercise of the options or the SARs, whether they be the consequences of U.S. or foreign tax rules, legislation or tax treaties.

13. Prior to the exercise of an option or SAR, notice must be given to the Company of your intent to exercise. The Company will then advise you whether or not you may exercise a Stock Option or an SAR and upon receiving such advice you may then exercise the Stock Option or the SAR.

14. Any notice to you under this agreement shall be sufficient if in writing and if delivered to you or mailed to you at the address on record in the Executive Compen-sa-tion Department. Any notice to the Company under this agreement shall be sufficient if in writing and if delivered to the Chairman of the Board of the Company or mailed by registered mail directed to the Company for the attention of said officer at 1144 East Market Street, Akron, Ohio 44316-0001. Either you or the Company may, by written notice, change the address.

15. This agreement shall be construed and shall take effect in accordance with the laws of the State of Ohio.

16. Each Option and/or SAR may be exercised only at the times and to the extent, and is subject to all of the terms and conditions, set forth in this Grant Agreement, and in the Plan, including any rule or regulation adopted by the Committee.


                                    X-10.3-9